THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS") AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THE ACTS OR IN RELIANCE ON AN OPINION, REASONABLY SATISFACTORY TO ADVANCED COMMUNICATIONS GROUP, INC. IN FORM AND SUBSTANCE, OF COUNSEL REASONABLY ACCEPTABLE TO SUCH COMPANY, THAT SUCH SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON AN EXEMPTION FROM THE ACTS.

                                    WARRANT



Total Number of Series M Warrants: 20,000                       Warrant No. M-1

Number of Series M Warrants Represented by
This Warrant Certificate: 20,000, subject to adjustment(1)

         This Warrant Certificate certifies that, in consideration of services rendered to Advanced Communications Corp., and for other value received,

                               WILLIAM MCCAUGHEY

is the registered holder of the number of Warrants (the "Warrants") set forth above. Each Warrant entitles the holder thereof, (a) after the IPO Date and from time to time thereafter but (b) on or before the Expiration Date, to purchase from the Company one fully paid and nonassessable share of Common Stock at the Exercise Price, subject to adjustment as provided herein.

         "ACG Corp." means Advanced Communications Corp., a Delaware corporation organized in June, 1996 that was formerly named Advanced Communications Group, Inc.

-------------
         (1) Notwithstanding any provision herein to the contrary, the parties agree that since the warrants granted hereby are granted in substitution for an option granted by ACG Corp., (i) any stock split or other change in the capitalization of Corp. prior to the consummation of the reverse triangular merger among the Company, ACG Corp. and Advanced Communications Group Acquisition, Inc. shall be treated for the purposes of this Warrant Certificate as a stock split or other change in the capitalization of the Company and (ii) except for the matters described in (i), no antidilution adjustments shall be made pursuant to Section 3 prior the consummation of the initial public offering of the Common Stock and the acquisition transactions associated therewith (including the acquisition of ACG Corp.).

         "Board of Directors" means the board of directors of the Company (or any authorized committee thereof).

         "Common Stock" means the Common Stock, $.0001 par value per share, of the Company, or such other class of securities as shall then represent the common equity of the Company.

         "Company" means Advanced Communications Group, Inc., a Delaware corporation organized in September, 1997.

         "Exercise Price" subject in all circumstances to adjustment in accordance with Section 3 and Footnote 1, means $2.50.

         "Expiration Date" means 5:00 p.m., Houston Time on the fifth anniversary of the IPO Date.

         "IPO Date" means the date upon which the initial public offering of the Common Stock and the acquisitions contemplated in connection therewith are consummated.

         "Issuance Date" means January 22, 1997.

         "Price" on any day means the reported last sale price per share of Common Stock regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the American Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or, in all other cases, the value established by the Board of Directors in good faith; and the "average" Price per share for any period shall be determined by dividing the sum of the Prices determined for each Trading Day in such period by the number of Trading Days in such period.

         "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday,

Tuesday, Wednesday, Thursday or Friday on which banking institutions in New York City are not authorized or obligated by law or executive order to close.

         "Warrant Shares" means the shares of Common Stock and other securities, property or cash receivable upon the exercise of the Warrants.

         "Warrants" means the Series M Warrants represented by this Warrant Certificate.

         1. EXERCISE OF WARRANTS. (a) The Warrants evidenced by this Warrant Certificate may be exercised in whole or in part, after the IPO Date, by presentation and surrender at the office of the Company specified herein of
(i) this Warrant Certificate with the Election To Exercise duly completed and executed, and (ii) payment of the Exercise Price as then in effect, by bank draft or cashier's check, for the number of Warrants being exercised. If the holder of this Warrant Certificate at any time exercises less than all the Warrants evidenced by this Warrant Certificate, the Company shall issue to such holder a Warrant Certificate identical in form to this Warrant Certificate, but evidencing a number of Warrants equal to the number of Warrants originally represented by this Warrant Certificate less the number of Warrants previously exercised. Likewise, upon the presentation and surrender of this Warrant Certificate at the office of the Company and at the request of the holder, the Company will, at the option of the holder, issue to the holder in substitution for this Warrant Certificate one or more warrant certificates in identical form and for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

                  (b) To the extent that the Warrants evidenced by this Warrant Certificate have not been exercised at or prior to the Expiration Date, such Warrants shall expire and the rights of the holder shall become void and of no effect.

         2. RESTRICTIONS ON TRANSFER. The Warrants evidenced hereby have not been registered under the Securities Act of 1933, as amended, or under any state securities law (collectively, the "Acts"), in reliance on exemptions from the registration provisions thereof. The holder hereof acknowledges that the Warrants evidenced hereby and the Common Stock or other securities or property purchasable on the exercise of the Warrants (collectively, the "Conversion Securities") may not be directly or indirectly sold, transferred or otherwise disposed of in violation of the provisions of the Acts. Any purported sale, transfer or other disposition of this Warrant Certificate, the Warrants evidenced hereby or the Conversion Securities in violation of this provision shall be void and the Company shall not be required to recognize the same. Compliance with this provision is the responsibility of the holder. Each certificate representing Conversion Securities shall bear a legend substantially similar to the bold-faced legend appearing at the head of this Warrant Certificate. The Company shall deem and treat the registered holder of this Warrant Certificate as the true and lawful owner of the Warrants evidenced hereby for all purposes, any claims of another person to the contrary notwithstanding.

         In addition, the holder of this Warrant further agrees and acknowledges that for a period of one year from the date of the original issuance of any Conversion Securities issued upon the exercise of a Warrant such holder may not -- except in full compliance with all of the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder and the provisions of applicable state securities laws and regulations -- sell, assign, exchange, transfer, encumber, pledge, distribute, appoint, or otherwise dispose of any Conversion Securities.

         3. ANTIDILUTION ADJUSTMENTS. The shares of Common Stock purchasable on exercise of the Warrants evidenced by this Warrant Certificate are shares of Common Stock as constituted as of the Issuance Date. The number and kind of securities purchasable on the exercise of the Warrants evidenced by this Warrant Certificate, and the Exercise Price, shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) Mergers, Consolidations and Reclassifications. In case of any reclassification or change of outstanding securities issuable upon exercise of the Warrants evidenced by this Warrant Certificate (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination to which paragraph
(b) of this Section 3 applies), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change [other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination to which paragraph (b) of this
Section 3 applies] in the securities issuable upon exercise of this Warrant), the holder of the Warrants evidenced by this Warrant Certificate shall have, and the Company, or such successor corporation or other entity, shall covenant in the constituent documents effecting any of the foregoing transactions that such holder does have, the right to obtain upon the exercise of the Warrants evidenced by this Warrant Certificate, in lieu of each share of Common Stock, other securities, money or other property theretofore issuable upon exercise of a Warrant, the kind and amount of shares of stock, other securities, money or other property receivable upon such reclassification, change, consolidation or merger by a holder of the shares of Common Stock, other securities, money or other property that were issuable upon exercise of a Warrant had the Warrants evidenced by this Warrant Certificate been exercised immediately prior to such reclassification, change, consolidation or merger. The constituent documents effecting any such reclassification, change, consolidation or merger shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in paragraph (a) of this Section 3. The provisions of paragraph (a) of this Section 3 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

                  (b) Subdivisions and Combinations. If the Company, at any time after the Issuance Date, shall subdivide its shares of Common Stock into a greater number of shares (or pay to any holders of securities of the Company a dividend payable in, or make any other distribution of, Common Stock), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares of Common Stock purchasable upon exercise of the Warrants evidenced by this Warrant Certificate shall be proportionately increased, as at the effective date of such subdivision, dividend or distribution or if the Company shall take a record of holders of its Common Stock for such purpose, as at such record date, whichever is earlier. If the Company at any time shall combine its shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares of Common Stock purchasable upon exercise of the Warrants evidenced by this Warrant Certificate shall be proportionately reduced, as at the effective date of such combination, or if the Company shall take a record of holders of its Common Stock for purposes of such combination, as at such record date, whichever is earlier.

                  (c) Certain Issuances of Securities. If the Company at any time after the IPO Date shall issue any additional shares of Common Stock (otherwise than as provided in paragraphs (a) through (b) of this Section 3) at a price per share less than the average Price per share of Common Stock for the 20 trading days immediately preceding the date of the authorization of such issuance (the "Market Price") by the Board of Directors, then the Exercise Price upon each such issuance shall be adjusted to that price determined by multiplying the Exercise Price by a fraction:

                           i. the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock multiplied by the Market Price, and (2) the consideration, if any, received and deemed received by the Company upon the issuance of such additional shares of Common Stock, and

                           ii. the denominator of which shall be the Market Price multiplied by the total number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

         No adjustments of the Exercise Price shall be made under paragraph
(c) of this Section 3 upon the issuance of any additional shares of Common Stock that:

         (v) are issued pursuant to thrift plans, stock purchase plans, stock bonus plans, stock option plans, employee stock ownership plans and other incentive or profit sharing arrangements for the benefit of employees ("Employee Benefit Plans") that otherwise would cause an adjustment under paragraph (c) of this Section 3; provided that the aggregate number of shares of Common Stock so issued (including the shares issued pursuant to any options, rights or warrants or convertible or exchangeable securities issued under such Employee Benefit Plans containing the right to purchase shares of Common Stock) pursuant to Employee

         Benefit Plans shall not exceed 10% of the Company's outstanding Common Stock (on a fully diluted basis using the treasury stock method) at the time of such issuance;

         (w) are issued pursuant to any Common Stock Equivalent (as defined in paragraph (d) of this Section 3) of the Company or ACG Corp. (i) which was or will foreseeably be outstanding on the IPO Date or (ii) if upon the issuance of any such Common Stock Equivalent, any such adjustments shall previously have been made pursuant to paragraph (d) of this Section 3 or (iii) if no adjustment was required pursuant to paragraph (d) of this Section 3.

                  (d) Common Stock Equivalents. If the Company shall, after the IPO Date, issue any security or evidence of indebtedness which is convertible into or exchangeable for Common Stock ("Convertible Security"), or any warrant, option or other right to subscribe for or purchase Common Stock or any Convertible Security, other than pursuant to Employee Benefit Plans (together with Convertible Securities, "Common Stock Equivalent"), or if, after any such issuance, the price per share for which additional shares of Common Stock may be issuable thereunder is amended, then the Exercise Price upon each such issuance or amendment shall be adjusted as provided in paragraph (c) of this Section 3 on the basis that (i) the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued as of the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (b) the date of actual issuance of such Common Stock Equivalent; and (ii) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent; provided, however, that no adjustment shall be made pursuant to paragraph (d) of this Section 3 unless the consideration received and receivable by the Company per share of Common Stock for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent is less than the Market Price. No adjustment of the Exercise Price shall be made under paragraph (d) of this Section 3 upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Exercise Price then in effect upon the issuance of such warrants or other rights pursuant to paragraph (d) of this Section 3.

                  (e) Miscellaneous. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this Section 3:

                           i. The consideration received by the Company shall be deemed to be the following: (I) to the extent that any additional shares of Common Stock or any Common Stock Equivalent shall be issued for cash consideration, the consideration received by the Company therefor, or, if such additional shares of Common Stock or Common Stock Equivalent are offered by the Company for subscription, the subscription price, or, if such additional shares of Common Stock or Common Stock Equivalent are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof; (II) to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors, as evidenced by a certified resolution of the Board of Directors delivered to the holder of this Warrant Certificate setting forth such determination. The consideration for any additional shares of Common Stock issuable pursuant to any Common Stock Equivalent shall be the consideration received by the Company for issuing such Common Stock Equivalent, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalent. In case of the issuance at any time of any additional shares of Common Stock or Common Stock Equivalent in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Common Stock Equivalent (which shall not be deemed to be a dividend payable in, or other distribution of, Common Stock under paragraph (b) of this Section 3) consideration equal to the amount of such dividend so paid or satisfied.

                           ii. Upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Exercise Price, if any such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding because they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of paragraph (c) of this Section 3 after the issuance of such Common Stock Equivalent) had the adjustment of the Exercise Price made upon the issuance or sale of such Common Stock Equivalent been made on the basis of the issuance only of the number of additional shares of Common Stock actually issued upon exercise, conversion or exchange of such Common Stock Equivalent and thereupon only the number of additional shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in subparagraph (i) of paragraph (e) of this Section 3) shall be deemed to have been received by the Company.

                           iii. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or its subsidiaries.

                           iv. For the purposes of this Section 3, the term "shares of Common Stock" shall mean, except as otherwise provided in Footnote 1, shares of (i) the class of stock designated as the Common Stock of the Company at the Issuance Date or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, because of an adjustment pursuant to paragraph (a) of this Section 3, the Warrants shall entitle the holders to purchase any securities other than shares of Common Stock, thereafter the number of such other securities so purchasable upon exercise of each Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 3.

                  (f) Calculation of Exercise Price. The Exercise Price in effect from time to time shall be calculated to four decimal places and rounded to the nearest thousandth.

         4. NOTICE OF ADJUSTMENT TO EXERCISE PRICE. Whenever the Exercise Price is required to be adjusted as provided in Section 3, the Company shall forthwith compute the adjusted Exercise Price and shall prepare and mail to the holder hereof a certificate setting forth such adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based.

         5. VOLUNTARY REDUCTION. (a) The Company may at its option, but shall not be obligated to, at any time during the term of the Warrants, reduce the then current Exercise Price by any amount selected by the Board of Directors; provided that if the Company elects so to reduce the then current Exercise Price, such reduction shall be irrevocable during its effective period and remain in effect for a minimum of 20 days following the date of such election, after which time the Company may, at its option, reinstate the Exercise Price in effect prior to such reduction. Whenever the Exercise Price is reduced, the Company shall mail to the holder a notice of the reduction at least 15 days before the date the reduced Exercise Price takes effect, stating the reduced Exercise Price and the period for which such reduced Exercise Price will be in effect.

                  (b) The Company may make such decreases in the Exercise Price, in addition to those required or allowed by this Section 5, as shall be determined by it, as evidenced by a certified resolution of the Board of Directors delivered to the holders, to be advisable to avoid or diminish any income tax to the holder resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

         6. NOTICES TO WARRANT HOLDER. In the event that, after the IPO Date:

                  (a) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or sale of all or substantially all of the assets of the Company, or of any reclassification or change of the Common Stock or other securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants); or

                  (b) the Company shall declare any dividend (or any other distribution) on the Common Stock, other than regular cash dividends; or

                  (c) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of any class or series of capital stock; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then the Company shall cause to be sent to the holder hereof, at least 30 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, a written notice stating (x) the date for the determination of the holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) entitled to receive any such dividends or other distribution, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock (or other securities issuable upon the exercise of the Warrants), or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock (or other securities issuable upon the exercise of the Warrants) shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, issuance, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         7. REPORTS TO HOLDERS. The Company will cause to be delivered, by first-class mail, postage prepaid, to the holder at such holder's address appearing hereon, or such other address as the holder shall specify, a copy of any reports delivered by the Company to the holders of Common Stock.

         8. COVENANTS OF THE COMPANY. The Company covenants and agrees that:

                  (a) Prior to thirty (30) days after the IPO Date and until the Expiration Date, the Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock (and other securities), for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock (and other securities) upon the exercise of the Warrants evidenced by this Warrant Certificate, the number of shares of Common Stock (and other securities) issuable upon the exercise of such Warrants.

                  (b) The Company shall pay all expenses, taxes (other than stock transfer taxes or charges) and other charges payable in connection with the preparation, issuance and delivery of new warrant certificates on transfer of the Warrants evidenced by this Warrant Certificate.

                  (c) All Common Stock (and other securities) which may be issued upon exercise of the Warrants evidenced by this Warrant Certificate shall upon issuance be validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  (d) The Company shall not be required to pay any tax or charge imposed in connection with any transfer involved in the issuance of any certificate representing shares of Common Stock (and other securities) in any name other than that of the registered holder hereof, and in such case the Company shall not be required to issue or deliver any certificate representing shares of Common Stock (and other securities) until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.

         9. NO RIGHTS AS STOCKHOLDER. The holder of the Warrants evidenced by this Warrant Certificate shall not, by virtue of holding such Warrants, be entitled to any rights of a stockholder of the Company either at law or in equity, and the rights of the holder of the Warrants evidenced by this Warrant Certificate are limited to those expressed herein.

         10. NOTICES. All notices provided for hereunder shall be in writing and may be given by registered or certified mail, return receipt requested, telex, telegram, telecopier, air courier guaranteeing overnight delivery of personal delivery, if to the holder at the following address:

                  William P. McCaughey
                  McCaughey & Associates
                  P.O. Box 1175
                  Sugarland, Texas 77487-1175
                  Telecopier:  (281)265-3950
         and, if to the Company:

                  Advanced Communications Group, Inc.
                  390 South Woods Mill Road, Suite 150
                  St. Louis, MO 63017
                  Attention:  Chairman and Chief Executive Officer
                  Telecopier:  ___________________

         11. GOVERNING LAW. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed this _____ day of January, 1998 by its Chairman and Chief Executive Officer, thereunto duly authorized.

                                     ADVANCED COMMUNICATIONS GROUP, INC.



                                     By:
                                        ---------------------------------------
                                        Name:  Richard P. Anthony
                                        Title: Chairman, Chief Executive
                                               Officer and President

                             ELECTION TO EXERCISE
                  [To be executed on exercise of the Warrants
                    evidenced by this Warrant Certificate]

TO:      Advanced Communications Group, Inc.

         The undersigned, the holder of the Warrants evidenced by the attached Warrant Certificate, hereby irrevocably elects to exercise Warrants, and herewith makes payment of ___________________________ ($________) representing the aggregate Exercise Price thereof, and requests that the certificate representing the securities issuable hereunder be issued in the name of _____________________ and delivered to ______________________, whose address is ______________________________________________________________.

         Dated:
               -----------        ---------------------------------------------


                                            -----------------------------------
                                            Signature(s) of Registered Holder(s)
                                            Note: The above signature(s) must
                                            correspond with the name as
                                            written on the face of this
                                            Warrant Certificate in every
                                            particular, without alteration or
                                            enlargement or any change
                                            whatsoever.

-------------------------------------------------------------------------------
                                 TRANSFER FORM

              [To be executed only upon transfer of the Warrants
                    evidenced by this Warrant Certificate]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________ the
Warrants represented by the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________________________ Attorney-in-Fact, to transfer same on the books of the Company with full power of substitution in the premises.

         Dated:
               -----------        ---------------------------------------------


                                            -----------------------------------
                                            Signature(s) of Registered Holder(s)
                                            Note:  The above signature(s) must
                                            correspond with the name as written
                                            on the face of this Warrant
                                            Certificate in every particular,
                                            without alteration or enlargement
                                            or any change whatsoever.

WITNESS:

----------------------------------------